Exhibit 24.1

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”) relating to the Company’s offer to exchange up to $3,304,145,000 aggregate principal amount of its outstanding 2.625% notes due 2020 for a like principal amount of its 2.625% notes due 2020 that have been registered under the Securities Act, up to $4,500,038,000 aggregate principal amount of its outstanding 4.862% notes due 2046 for a like principal amount of its 4.862% notes due 2046 that have been registered under the Securities Act, and up to $5,500,001,000 aggregate principal amount of its outstanding 5.012% notes due 2054 for a like principal amount of its 5.012% notes due 2054 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Anthony T. Skiadas and Matthew D. Ellis and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of November, 2014.

/s/ Shellye L. Archambeau
Shellye L. Archambeau

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”) relating to the Company’s offer to exchange up to $3,304,145,000 aggregate principal amount of its outstanding 2.625% notes due 2020 for a like principal amount of its 2.625% notes due 2020 that have been registered under the Securities Act, up to $4,500,038,000 aggregate principal amount of its outstanding 4.862% notes due 2046 for a like principal amount of its 4.862% notes due 2046 that have been registered under the Securities Act, and up to $5,500,001,000 aggregate principal amount of its outstanding 5.012% notes due 2054 for a like principal amount of its 5.012% notes due 2054 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Anthony T. Skiadas and Matthew D. Ellis and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of November, 2014.

/s/ Richard L. Carrión
Richard L. Carrión

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”) relating to the Company’s offer to exchange up to $3,304,145,000 aggregate principal amount of its outstanding 2.625% notes due 2020 for a like principal amount of its 2.625% notes due 2020 that have been registered under the Securities Act, up to $4,500,038,000 aggregate principal amount of its outstanding 4.862% notes due 2046 for a like principal amount of its 4.862% notes due 2046 that have been registered under the Securities Act, and up to $5,500,001,000 aggregate principal amount of its outstanding 5.012% notes due 2054 for a like principal amount of its 5.012% notes due 2054 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Anthony T. Skiadas and Matthew D. Ellis and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of November, 2014.

/s/ Melanie L. Healey
Melanie L. Healey

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”) relating to the Company’s offer to exchange up to $3,304,145,000 aggregate principal amount of its outstanding 2.625% notes due 2020 for a like principal amount of its 2.625% notes due 2020 that have been registered under the Securities Act, up to $4,500,038,000 aggregate principal amount of its outstanding 4.862% notes due 2046 for a like principal amount of its 4.862% notes due 2046 that have been registered under the Securities Act, and up to $5,500,001,000 aggregate principal amount of its outstanding 5.012% notes due 2054 for a like principal amount of its 5.012% notes due 2054 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Anthony T. Skiadas and Matthew D. Ellis and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of November, 2014.

/s/ M. Frances Keeth
M. Frances Keeth

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”) relating to the Company’s offer to exchange up to $3,304,145,000 aggregate principal amount of its outstanding 2.625% notes due 2020 for a like principal amount of its 2.625% notes due 2020 that have been registered under the Securities Act, up to $4,500,038,000 aggregate principal amount of its outstanding 4.862% notes due 2046 for a like principal amount of its 4.862% notes due 2046 that have been registered under the Securities Act, and up to $5,500,001,000 aggregate principal amount of its outstanding 5.012% notes due 2054 for a like principal amount of its 5.012% notes due 2054 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Anthony T. Skiadas and Matthew D. Ellis and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of November, 2014.

/s/ Robert W. Lane
Robert W. Lane

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”) relating to the Company’s offer to exchange up to $3,304,145,000 aggregate principal amount of its outstanding 2.625% notes due 2020 for a like principal amount of its 2.625% notes due 2020 that have been registered under the Securities Act, up to $4,500,038,000 aggregate principal amount of its outstanding 4.862% notes due 2046 for a like principal amount of its 4.862% notes due 2046 that have been registered under the Securities Act, and up to $5,500,001,000 aggregate principal amount of its outstanding 5.012% notes due 2054 for a like principal amount of its 5.012% notes due 2054 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Francis J. Shammo, Anthony T. Skiadas and Matthew D. Ellis and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of November, 2014.

/s/ Lowell C. McAdam
Lowell C. McAdam

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”) relating to the Company’s offer to exchange up to $3,304,145,000 aggregate principal amount of its outstanding 2.625% notes due 2020 for a like principal amount of its 2.625% notes due 2020 that have been registered under the Securities Act, up to $4,500,038,000 aggregate principal amount of its outstanding 4.862% notes due 2046 for a like principal amount of its 4.862% notes due 2046 that have been registered under the Securities Act, and up to $5,500,001,000 aggregate principal amount of its outstanding 5.012% notes due 2054 for a like principal amount of its 5.012% notes due 2054 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Anthony T. Skiadas and Matthew D. Ellis and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of November, 2014.

/s/ Donald T. Nicolaisen
Donald T. Nicolaisen

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”) relating to the Company’s offer to exchange up to $3,304,145,000 aggregate principal amount of its outstanding 2.625% notes due 2020 for a like principal amount of its 2.625% notes due 2020 that have been registered under the Securities Act, up to $4,500,038,000 aggregate principal amount of its outstanding 4.862% notes due 2046 for a like principal amount of its 4.862% notes due 2046 that have been registered under the Securities Act, and up to $5,500,001,000 aggregate principal amount of its outstanding 5.012% notes due 2054 for a like principal amount of its 5.012% notes due 2054 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Anthony T. Skiadas and Matthew D. Ellis and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of November, 2014.

/s/ Clarence Otis, Jr.
Clarence Otis, Jr.

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”) relating to the Company’s offer to exchange up to $3,304,145,000 aggregate principal amount of its outstanding 2.625% notes due 2020 for a like principal amount of its 2.625% notes due 2020 that have been registered under the Securities Act, up to $4,500,038,000 aggregate principal amount of its outstanding 4.862% notes due 2046 for a like principal amount of its 4.862% notes due 2046 that have been registered under the Securities Act, and up to $5,500,001,000 aggregate principal amount of its outstanding 5.012% notes due 2054 for a like principal amount of its 5.012% notes due 2054 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Anthony T. Skiadas and Matthew D. Ellis and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of November, 2014.

/s/ Rodney E. Slater
Rodney E. Slater

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”) relating to the Company’s offer to exchange up to $3,304,145,000 aggregate principal amount of its outstanding 2.625% notes due 2020 for a like principal amount of its 2.625% notes due 2020 that have been registered under the Securities Act, up to $4,500,038,000 aggregate principal amount of its outstanding 4.862% notes due 2046 for a like principal amount of its 4.862% notes due 2046 that have been registered under the Securities Act, and up to $5,500,001,000 aggregate principal amount of its outstanding 5.012% notes due 2054 for a like principal amount of its 5.012% notes due 2054 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Anthony T. Skiadas and Matthew D. Ellis and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of November, 2014.

/s/ Kathryn A. Tesija
Kathryn A. Tesija

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”) relating to the Company’s offer to exchange up to $3,304,145,000 aggregate principal amount of its outstanding 2.625% notes due 2020 for a like principal amount of its 2.625% notes due 2020 that have been registered under the Securities Act, up to $4,500,038,000 aggregate principal amount of its outstanding 4.862% notes due 2046 for a like principal amount of its 4.862% notes due 2046 that have been registered under the Securities Act, and up to $5,500,001,000 aggregate principal amount of its outstanding 5.012% notes due 2054 for a like principal amount of its 5.012% notes due 2054 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Anthony T. Skiadas and Matthew D. Ellis and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of November, 2014.

/s/ Gregory D. Wasson
Gregory D. Wasson

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”) relating to the Company’s offer to exchange up to $3,304,145,000 aggregate principal amount of its outstanding 2.625% notes due 2020 for a like principal amount of its 2.625% notes due 2020 that have been registered under the Securities Act, up to $4,500,038,000 aggregate principal amount of its outstanding 4.862% notes due 2046 for a like principal amount of its 4.862% notes due 2046 that have been registered under the Securities Act, and up to $5,500,001,000 aggregate principal amount of its outstanding 5.012% notes due 2054 for a like principal amount of its 5.012% notes due 2054 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Anthony T. Skiadas and Matthew D. Ellis and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of November, 2014.

/s/ Francis J. Shammo
Francis J. Shammo

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”) relating to the Company’s offer to exchange up to $3,304,145,000 aggregate principal amount of its outstanding 2.625% notes due 2020 for a like principal amount of its 2.625% notes due 2020 that have been registered under the Securities Act, up to $4,500,038,000 aggregate principal amount of its outstanding 4.862% notes due 2046 for a like principal amount of its 4.862% notes due 2046 that have been registered under the Securities Act, and up to $5,500,001,000 aggregate principal amount of its outstanding 5.012% notes due 2054 for a like principal amount of its 5.012% notes due 2054 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo and Matthew D. Ellis and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of November, 2014.

/s/ Anthony T. Skiadas
Anthony T. Skiadas